                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 13, 2004


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                   ------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

          000-22474                                      87-0418807
          ---------                                      ----------
   (Commission File Number)                (I.R.S. Employer Identification No.)


                  100 Penn Square East, Philadelphia, PA 19107
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  215-940-4000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         All references to "the Company" or "ABFS" in this Current Report on Form 8-K ("Current Report") refer to American Business Financial Services, Inc., a Delaware corporation, and its subsidiaries, unless the context of the description indicates otherwise.

         Some of the information in this Current Report may contain forward-looking statements. You can identify these statements by words or phrases such as "will likely result, " "may, " "are expected to, " "will continue to," "is anticipated," "estimate," "believes," "projected," "intends to" or other similar words. These forward-looking statements regarding the Company's business and prospects are based upon numerous assumptions about future conditions, which may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in those statements. Forward-looking statements involve risks and uncertainties described in the Company's reports filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including "Business - Risk Factors" in the Company's Annual Report on Form 10-K for the year ended June 30, 200[4], which could cause the Company's actual results to differ materially from historical earnings and those presently anticipated. When considering forward-looking statements, you should keep these risk factors in mind as well as the other cautionary statements in this Current Report. You should not place undue reliance on any forward-looking statement.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The following information is being provided pursuant to Item 2.02 - Results of Operations and Financial Condition. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act.

         On October 13, 2004, ABFS issued a press release reporting its results for the fourth quarter and fiscal year ended June 30, 2004. A copy of this press release is attached hereto as an exhibit and is incorporated herein by reference.

         The press release contains non-GAAP financial measures. For purposes of Regulation G of the SEC, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to accounting principles generally accepted in the United States of America. Pursuant to the requirements of Regulation G, ABFS has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

         The non-GAAP financial measures used by ABFS are:

         (i) "Total Portfolio" deliquency information. This non-GAAP financial measure aggregates delinquency information related to ABFS' on-balance sheet loan receivables (the GAAP financial measure) with delinquency information related to ABFS' off-balance sheet securitized loan receivables (the information provided for reconciliation to GAAP); and

         (ii) "Total REO." This non-GAAP financial measure aggregates ABFS' on-balance sheet REO (the GAAP financial measure) with the REO associated with ABFS' off-balance sheet securitized loan receivables (the information provided for reconciliation to GAAP).

         The Company presents Total Portfolio and Total REO information because the volume and credit characteristics of off-balance sheet securitized loan receivables have a significant effect on the financial performance of the Company as a result of the Company's retained interests in the securitized loans. Retained interests include interest-only strips and servicing rights. In addition, because the servicing and collection of ABFS' off-balance sheet securitized loan receivables are performed in the same manner and according to the same standards as the servicing and collection of ABFS' on-balance sheet loan receivables, expenses related to certain Company resources, such as personnel and technology, are allocated to each category based on their pro rata relationship to Total Portfolio and Total REO.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


     (a) Financial Statements of Businesses Acquired

         None.

     (b) Pro-forma Financial Information

         None.

     (c) Exhibits

         The following exhibit is filed herewith:

Exhibit
Number              Description
-------             -----------

99.1                Press release dated October 13, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 13, 2004

                              AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                              By:    /s/ Albert W. Mandia
                                     -----------------------------------------
                              Name:  Albert W. Mandia
                              Title: Executive Vice President and Chief
                                     Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number              Description
-------             -----------

99.1                Press release dated October 13, 2004.